                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
    (2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           InSite Vision Incorporated

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           InSite Vision Incorporated

    (NAME OF PERSON(s) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:


(2) Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:


[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:


(2) Form, Schedule or Registration Statement No.:


(3) Filing Party:


(4) Date Filed:

                              [INSITEVISION LOGO]

                                  May 1, 2000

Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of InSite Vision Incorporated (the "Company") to be held on Monday, June 12, 2000 at 10:00 a.m. local time at the Oakland Yacht Club, 1101 Pacific Marina, Alameda, California 94501. The formal Notice of Annual Meeting of Stockholders and Proxy Statement accompanying this letter describe the business to be acted upon.

     Please sign, date and return your proxy card no later than May 19, 2000, in the enclosed envelope, whether or not you plan to attend the meeting. If you attend the meeting, you may still vote in person if you so desire.

                                          Sincerely,

                                          /s/ S. Kumar Chandrasekaran

                                          S. Kumar Chandrasekaran, Ph.D.
                                          Chairman of the Board and Chief
                                          Executive Officer

                             YOUR VOTE IS IMPORTANT

     SO THAT YOUR COMMON STOCK WILL BE REPRESENTED AT THE ANNUAL MEETING IN THE EVENT YOU ARE NOT PERSONALLY PRESENT, PLEASE DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. EXECUTION OF THE PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

                           INSITE VISION INCORPORATED
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 12, 2000
                            ------------------------

TO THE STOCKHOLDERS OF INSITE VISION INCORPORATED:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of InSite Vision Incorporated, a Delaware corporation (the "Company"), will be held on Monday, June 12, 2000, at 10:00 a.m. local time, at the Oakland Yacht Club, 1101 Pacific Marina, Alameda, California 94501, for the following purposes:

          1. To elect five directors to serve until the 2001 annual meeting or until their respective successors are elected and qualified.

          2. To approve an amendment to the Company's 1994 Employee Stock Purchase Plan to increase the total number of shares of the Company's Common Stock authorized for issuance under the 1994 Employee Stock Purchase Plan by an additional 85,000 shares.

          3. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of the Company's Common Stock authorized for issuance by an additional 30,000,000 shares, resulting in an aggregate of 60,000,000 shares of the Company's Common Stock authorized for issuance.

          4. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

          5. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 17, 2000, as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote will be available from the Secretary of the Company for 10 days before the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement which describes the matters to be voted upon at the Annual Meeting and mark, date, sign and return the enclosed proxy card in the reply envelope provided. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be returned to ensure that all your shares will be voted. If you attend the Annual Meeting and vote by ballot, your proxy vote will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ S. Kumar Chandrasekaran
                                          S. Kumar Chandrasekaran, Ph.D.
                                          Chairman of the Board and Chief
                                          Executive Officer

Alameda, California
May 1, 2000

                           INSITE VISION INCORPORATED
                              965 ATLANTIC AVENUE
                           ALAMEDA, CALIFORNIA 94501
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 12, 2000
                            ------------------------

                      GENERAL INFORMATION FOR STOCKHOLDERS

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of InSite Vision Incorporated, a Delaware corporation (the "Company"), with principal executive offices at 965 Atlantic Avenue, Alameda, California 94501, of proxies in the accompanying form to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at 10:00 a.m. local time on June 12, 2000, and any adjournment thereof.

     This Proxy Statement and the accompanying form of proxy are being mailed to all stockholders entitled to vote at the Annual Meeting on or about May 1, 2000.

RECORD DATE AND VOTING

     Stockholders of record on April 17, 2000 (the "Record Date") are entitled to notice of and, as described below, to vote at the Annual Meeting. As of the Record Date, 21,276,185 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), were issued and outstanding, held by approximately 227 stockholders of record or, as estimated by the Company's Board of Directors (the "Board of Directors" or the "Board"), approximately 7,000 beneficial stockholders. As of the Record Date, warrants for 70 shares of the Company's Series A Convertible Preferred Stock ("Series A Stock") were issued and outstanding, but no shares of Series A Stock are issued and outstanding and entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder as of the Record Date. If a choice as to the matters coming before the Annual Meeting has been specified by a stockholder on the Proxy, such stockholder's shares will be voted accordingly. If no choice is specified, the shares will be voted IN FAVOR OF the approval of the proposals described in the Notice of Annual Meeting of Stockholders and in this Proxy Statement. Abstentions and broker non-votes (i.e., the submission of a Proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not, except in the case of Proposal Three in which broker non-votes will be treated as shares present at the Annual Meeting and will have the effect of a vote against the proposal.

     Any stockholder or stockholder representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting may request reasonable assistance or accommodation from the Company by contacting Investor Relations in writing at 965 Atlantic Avenue, Alameda, California 94501 or by telephone at (510) 865-8800. To provide the Company sufficient time to arrange for reasonable assistance, please submit such requests by May 19, 2000.

                                   IMPORTANT

     PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY CARD, AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED, POSTAGE-PREPAID, RETURN ENVELOPE SO THAT, IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

REVOCABILITY OF PROXIES

     Any person giving a proxy has the power to revoke it at any time prior to or at the Annual Meeting. It may be revoked by filing with the Secretary of the Company at the Company's principal executive offices, InSite Vision Incorporated, 965 Atlantic Avenue, Alameda, California 94501, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

SOLICITATION

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone or other means by directors, officers, employees or agents of the Company. The Company will not pay any compensation to directors, officers or employees of the Company for the solicitation and does not currently intend to retain a proxy solicitation agent, however the Company may do so if necessary. The Company does not presently intend to solicit proxies other than by mail.

     A COPY OF THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 (THE "ANNUAL REPORT") AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 (THE "FORM 10-K"), AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, HAVE BEEN MAILED CONCURRENTLY WITH THIS PROXY STATEMENT TO ALL STOCKHOLDERS ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING. NEITHER THE ANNUAL REPORT NOR THE FORM 10-K IS INCORPORATED INTO THIS PROXY STATEMENT AND NEITHER IS CONSIDERED PROXY SOLICITING MATERIAL.

                 MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

                     PROPOSAL ONE -- ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the Board of Directors shall be comprised of not less than five nor more than nine directors. The authorized number of directors is presently six. Five of the directors will stand for re-election at the Annual Meeting to serve until the Company's next annual meeting, until their successors shall have been duly elected and qualified, or until their earlier death, resignation or removal. Mr. John E. Lucas has indicated to the Company that he does not wish to be a nominee for re-election to the Board. He will not be replaced, and the Company has set the authorized number of directors at five, effective as of the Annual Meeting. The Board of Directors will vote all proxies received by them in favor of the five nominees listed below unless otherwise instructed in writing on such proxy. If, however, any of the nominees named in the accompanying proxy card are unable or unwilling to serve (which is not expected) at the time of the Annual Meeting, the proxies (except those marked to the contrary) will be voted for such other person(s) as the persons named in the accompanying proxy may recommend. The five candidates receiving the highest number of affirmative votes of the shares represented and voting at the Annual Meeting will be elected directors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE FOLLOWING NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE 2001 ANNUAL MEETING, UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER DEATH, RESIGNATION OR REMOVAL.

     Set forth below is information regarding the nominees, including information furnished by them as to their principal occupation at present and for the last five years, certain other directorships held by them, the year in which each became a director of the Company, and their ages as of April 17, 2000:

                 NOMINEES                   POSITION(S) WITH THE COMPANY    AGE    DIRECTOR SINCE
                 --------                   ----------------------------    ---    --------------
S. Kumar Chandrasekaran, Ph.D. ...........  Chairman of the Board,          56          1989
                                            President, Chief Executive
                                            Officer and Chief Financial
                                            Officer
Mitchell H. Friedlaender, M.D. ...........  Director                        54          1996
John L. Mattana...........................  Director                        70          1997
Jon S. Saxe, Esq..........................  Director                        63          1999
Anders P. Wiklund.........................  Director                        60          1996

BUSINESS EXPERIENCE OF BOARD NOMINEES

     S. KUMAR CHANDRASEKARAN, PH.D., has been a Director of the Company since 1989. Dr. Chandrasekaran joined the Company in September 1987 as Vice President, Development. From 1988 to 1989, Dr. Chandrasekaran served as Vice President, Research and Development. From 1989 to 1993, Dr. Chandrasekaran served as President and Chief Operating Officer. Since August 1993, he has served as Chairman of the Board of Directors, President and Chief Executive Officer and from December 1995 to December 1997, and since January 1999, he served as Chief Financial Officer. Prior to joining the Company, Dr. Chandrasekaran was Vice President of Technical Affairs for Sola Barnes Hind (formerly Syntex Ophthalmics) from 1982 to 1987. From 1971 to 1982, he has served as a Principal Scientist and director at Alza Corporation. Dr. Chandrasekaran holds a Ph.D. in Chemical Engineering from the University of California at Berkeley.

     MITCHELL H. FRIEDLAENDER, M.D. has been a Director of the Company since May 1996. He has served as an ophthalmologist at Scripps Clinic and Research Foundation ("Scripps") since 1986 and currently serves as director of Cornea and Refractive Surgery in the Division of Ophthalmology. Prior to joining Scripps, Dr. Friedlaender served as a full-time faculty member at the University of California, San Francisco for 10 years. He is the founder of the Aspen Corneal Society and the Pacific Ophthalmic Forum, co-editor in chief of International Ophthalmology Clinics, a member of four scientific editorial boards, a member of the Sjogren's Syndrome Foundation Medical Advisory Board, and former president of the Ocular Microbiology and Immunology Group. He also serves as a consultant for several pharmaceutical companies and performs clinical studies on new ophthalmic drugs. Dr. Friedlaender holds an M.B.A. from the University of Phoenix and an M.D. from the University of Michigan.

     JOHN L. MATTANA has been a Director of the Company since September 1997. From 1992 to 1997, Mr. Mattana served as an Investment Vice President at New York Life Insurance Company, where he was a Director of Venture Capital Investments. Since October 1997 he has served as a Vice President at Ceptor Corporation. Mr. Mattana holds an M.B.A. from New York University.

     JON S. SAXE, ESQ. has been a Director of the Company since December 1999. Mr. Saxe was a Director of the Company from 1992 through 1997, when he resigned as a member of the Board of Directors and became Director Emeritus. Mr. Saxe is a Director of Protein Design Labs, Inc. for which he served as President from January 1995 to May 1999. Mr. Saxe served as President of Saxe Associates, a biotechnology consulting firm, from May 1993 to December 1994, President, Chief Executive Officer and a Director of Synergen, Inc., from October 1989 to April 1993, and Vice President, Licensing & Corporate Development for Hoffmann-LaRoche from August 1984 through September 1989. Mr. Saxe serves on the board of directors of Questocor Pharmaceuticals, Inc., Incyte Genomics Inc., First Horizon Pharmaceutical Corporation, VistaGen Inc., and ID Biomedical Corporations, and is Chairman of Point Biomedical Corporation and Iconix Pharmaceuticals. Mr. Saxe holds a B.S. in Chemical Engineering from Carnegie-Mellon University, a J.D. from George Washington University School of Law, and an L.L.M. from New York University School of Law.

     ANDERS P. WIKLUND has been a Director of the Company since November 1996. Since January 1997 he has served as Principal at Wiklund International Inc., an advisory firm to the biotechnology and pharmaceutical industries, and since 1997 has served as Senior Vice President at Biacore Holding Inc., a life science technology company. He served as Vice President, Corporate Business Development of Pharmacia & Upjohn from January to December 1996, as Executive Vice President of Pharmacia U.S. Inc. from January to December 1995 and as President and Director of Pharmacia Development Corp. from 1993 to 1994. Mr. Wiklund served as Chief Executive Officer, President and Director of KABI Pharmacia Inc. from 1990 to 1993. Mr. Wiklund serves on the board of directors of Ribozyme Pharmaceuticals Inc., Glyco Design Inc., Esperion Therapeutics, Inc., Bioreason Inc. and Medivir AB. Mr. Wiklund holds a Master of Pharmacy from the Pharmaceutical Institute, Stockholm, Sweden.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended December 31, 1999, the Board of Directors held 9 meetings. The Board of Directors has an Audit Committee, a Stock Plan and Compensation Committee and a Nominating Committee.

     The Audit Committee currently consists of Anders P. Wiklund and John L. Mattana. The Audit Committee held two meetings during the 1999 fiscal year. The Audit Committee monitors the effectiveness of the internal and external audit controls, oversees the Company's financial and accounting organization and financial reporting, and selects a firm of certified public accountants whose duty it is to audit the books and accounts of the Company for the fiscal year for which they are appointed.

     The Stock Plan and Compensation Committee (the "Compensation Committee") currently consists of John L. Mattana and Anders P. Wiklund. The Compensation Committee held three meetings during the 1999 fiscal year. The Compensation Committee determines and reviews the compensation to be paid to the Company's officers and directors and administers the Company's 1994 Stock Option Plan (the "1994 Plan") and the 1994 Employee Stock Purchase Plan (the "ESPP").

     The Nominating Committee consists of one director, S. Kumar Chandrasekaran, Ph.D. The Nominating Committee held no meetings during the 1999 fiscal year. The Nominating Committee, on behalf of the Board of Directors, makes nominations for election to the Company's Board of Directors. The Nominating Committee will consider nominations recommended by stockholders. Such nominations by stockholders must be made by notice in writing delivered or mailed by first class United States mail, postage prepaid, to the Secretary or Assistant Secretary of the Company, and received by the Secretary or Assistant Secretary not less than 120 days prior to any meeting of stockholders called for the election of directors, provided, however, that if less than 100 days' notice of the meeting is given to stockholders, such nomination must be mailed or delivered to the Secretary or Assistant Secretary of the Company not later than the close of business on the seventh day following the day on which the notice of the meeting was mailed. Such notice shall set forth as to each proposed nominee who is not an incumbent director (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee and by the nominating stockholder, and (iv) any other information concerning the nominee that must be disclosed of nominees in proxy solicitations regulated by Regulation 14A of the Securities Exchange Act of 1934, as amended.

     During the 1999 fiscal year each individual currently serving as a director attended at least 75% of the aggregate number of meetings of the Board of Directors and meetings of the Committees of the Board of Directors on which he served; except for Mitchell Friedlaender who attended 100% of the regularly scheduled meetings and 40% of the special telephonic meetings.

COMPENSATION OF DIRECTORS

     Each non-employee Board member who is not otherwise affiliated with a substantial investor in the Company is eligible to receive $1,000 for each Board meeting and $250 for each committee meeting attended in person, plus reimbursement of expenses for attending such meetings.

     Under the Automatic Option Grant Program in effect under the 1994 Plan, each individual who first joins the Board as a non-employee Board member will receive, at the time of his or her initial election or appointment to the Board, an option grant to purchase 10,000 shares of Common Stock at an exercise price per share equal to the fair market value per share of Common Stock on the grant date. Each such option will have a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee's cessation of Board service, and will become exercisable for all of the option shares upon the optionee's completion of one year of Board service measured from the grant date. However, the option will immediately become exercisable for all the option shares upon certain changes in control of the Company.

     Continuing non-employee Board members will each receive an automatic option grant for 10,000 shares of Common Stock on the date of the first Board meeting in December each year. The option will have an exercise price per share equal to the fair market value per share of Common stock on the grant date and will have a maximum term of 10 years measured from the grant date, subject to earlier termination upon the optionee's cessation of Board service. The option will become exercisable for all the option shares upon the optionee's completion of one year of Board service measured from the grant date. However, the option will immediately vest and become exercisable upon certain changes in control of the Company.

     Accordingly, on the date of the December 6, 1999 meeting of the Board, each continuing non-employee Board member received an automatic option grant to purchase 10,000 shares of Common Stock at an exercise price of $2.438 per share, the fair market value per share of Common Stock on such grant date.

     On December 13, 1996, the Company entered into a consulting agreement with John E. Lucas, a non-employee Board member, pursuant to which Mr. Lucas serves as a special advisor and consultant to the Company in the fields of public relations, mergers and acquisitions and other special assignments. In exchange for such consulting services, the Company pays Mr. Lucas a consulting fee in the amount of $1,000 per month.

     On November 1, 1996, the Company entered into a consulting agreement with Anders P. Wiklund, a non-employee Board member, pursuant to which Mr. Wiklund serves as an advisor and consultant in the field of business development. In exchange for such consulting services, the Company pays Mr. Wiklund a consulting fee in the amount of $5,000 per month.

     On December 1, 1997, the Company entered into a deferred compensation consulting agreement with John L. Mattana, a non-employee Board Member, pursuant to which Mr. Mattana serves as an advisor and consultant in the field of investor relations. In exchange for such consulting services, the Company accrues $2,500 per month, payable to Mr. Mattana in January 2002.

           PROPOSAL TWO -- AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

INTRODUCTION

     The stockholders are being asked to approve an amendment to increase the number of shares issuable under the 1994 Employee Stock Purchase Plan (the "Purchase Plan") by an additional 85,000 shares to a total of 218,333 shares. The amendment was adopted by the Board of Directors on March 13, 2000, subject to stockholder approval at the Annual Meeting.

     The terms and provisions of the Purchase Plan as modified by the recent amendment are summarized below. This summary, however, does not purport to be a complete description of the Purchase Plan. Copies of the actual plan document may be obtained by any stockholder upon written request to the Secretary of the Company at the corporate offices in Alameda, California.

ADMINISTRATION

     The Purchase Plan is administered by the Compensation Committee of the Board. As plan administrator, the Compensation Committee has complete authority to adopt rules and procedures for the administration of the Purchase Plan and to resolve any disputes concerning the interpretation of the plan provisions. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.

SECURITIES SUBJECT TO THE PURCHASE PLAN

     The Common Stock issuable under the Purchase Plan may be drawn from shares newly issued by the Company or from shares reacquired by the Company, including shares purchased on the open market. The maximum number of shares which may be issued over the term of the Purchase Plan may not exceed 218,333 shares, assuming shareholder approval of this Proposal Two.

     To prevent dilution or enlargement of participant rights under the Purchase Plan, appropriate adjustments will be made to (i) the class and maximum number of securities issuable over the term of the Purchase Plan, (ii) the class and maximum number of securities purchasable per participant on any purchase date and (iii) the class and number of shares purchasable and the price per share payable under each outstanding purchase right, in the event that any change is made to the Company's outstanding Common Stock (whether by reason of any stock dividend, stock split, combination of shares, recapitalization, or other similar change in corporate structure effected without the Company's receipt of consideration).

ELIGIBILITY AND PARTICIPATION

     Any individual who is customarily employed by the Company or a participating corporate affiliate for more than twenty (20) hours per week for more than five (5) months per calendar year will be eligible to participate in the Purchase Plan on the start date of any offering period beginning on or after his or her completion of six months of employment.

     Participating corporate affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the Compensation Committee, to extend the benefits of the Purchase Plan to their eligible employees. Currently, there are no corporate affiliates participating in the Purchase Plan.

     As of April 1, 2000, 114,980 shares of Common Stock have been issued under the Purchase Plan, and approximately 29 employees (including two executive officers of the Company) were eligible to participate under the Purchase Plan. Each of the executive officers named in the Summary Compensation Table below has the right to purchase shares of Common Stock on each of the purchase dates during the offering period that began on January 3, 2000 and will end on December 31, 2001 at a purchase price that will not exceed $2.444 per share.

OFFERING PERIODS

     The Purchase Plan will be implemented in a series of successive or overlapping offering periods, each to be of such duration (not to exceed twenty-four (24) months per offering period) as determined by the Compensation Committee prior to the commencement date of the offering period. Offering periods will begin, at the Compensation Committee's discretion, on the first business day of January and July each year and will generally have a duration of twenty-four (24) months. Accordingly, up to two separate offering periods may commence in each calendar year during which the Purchase Plan remains in existence. However, the Compensation Committee has the discretion to vary the beginning date and ending date of an offering period prior to its commencement, provided the offering period does not last longer than twenty-four (24) months.

     The participant will be granted a separate purchase right for each offering period in which he or she participates. The grant will be made on the first day of the offering period and will be automatically exercised at semi-annual intervals during that offering period, on the last business day of June and December each year. For the offering period that began on January 3, 2000 and is expected to continue through December 29, 2001, the purchase dates on which the outstanding purchase rights are to be exercised will occur on June 30, 2000, December 29, 2000, June 29, 2001 and December 31, 2001.

     An employee may participate in only one offering period at a time. Accordingly, an employee who wishes to join a new offering period must withdraw from the current offering period in which he or she is participating. However, if the fair market value of the Common Stock on any purchase date is lower than such fair market value on the start date of that offering period, then all participants in that offering period will be automatically withdrawn from such offering period and re-enrolled in the immediately following offering period.

PURCHASE PRICE

     The purchase price per share of the Common Stock issuable under the Purchase Plan will be equal to the lesser of (i) eighty-five percent (85%) of the fair market value per share of Common Stock on the start date of the offering period or (ii) eighty-five percent (85%) of the fair market value per share of Common Stock on the date on which the purchase right is exercised. The fair market value of the Common Stock on any relevant date will be the closing selling price per share on such date as reported on the American Stock Exchange. The fair market value of the Common Stock on January 3, 2000 was $2.875 per share.

PURCHASE RIGHTS; STOCK PURCHASES

     Each participant may, through authorized payroll deductions, apply from one percent (1%) to ten percent (10%) of his or her cash earnings during the relevant offering period to the purchase of Common Stock under the Purchase Plan. Cash earnings for this purpose include base salary, bonuses, overtime and other incentive-type payments.

     On the last day of the purchase period (generally, the last business day of June and December each year), the payroll deductions of each participant will be automatically applied to the purchase of whole shares of Common Stock at the purchase price in effect for such purchase date.

SPECIAL LIMITATIONS

     The Purchase Plan imposes certain limitations upon a participant's rights to acquire Common Stock, including the following limitations:

          (i) Purchase rights may not be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

          (ii) No purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

          (iii) The maximum number of shares purchasable by the participant on any purchase date may not exceed 6,666 shares.

TERMINATION OF PURCHASE RIGHTS

     The purchase right of a participant will terminate upon (i) the participant's cessation of employment for any reason or (ii) the participant's election to withdraw from the Purchase Plan. The participant may elect to have his or her payroll deductions for the period in which his or her purchase right terminates either refunded immediately or applied to the purchase of Common Stock on the next purchase date.

     In addition, the Company has specifically reserved the right, exercisable in the sole discretion of the Compensation Committee, to terminate the Purchase Plan immediately following the purchase date occurring after such action is authorized. If such right is exercised by the Company, then the Purchase Plan will terminate in its entirety and no further purchase rights will be granted or exercised thereunder.

STOCKHOLDER RIGHTS

     No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

ASSIGNABILITY

     No purchase rights will be assignable or transferable by the participant, except by will or by the laws of descent and distribution. The purchase rights, during the lifetime of the participant, will be exercisable only by the participant.

ACQUISITION

     Should the Company be acquired by merger or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be equal to eighty-five (85%) of the lower of (i) the fair market value per share of Common Stock on the start date of that offering period or (ii) the fair market value per share of Common Stock immediately prior to such acquisition. The limitation on the maximum number of shares purchasable per participant on any one purchase date will continue to apply to the share purchases effected in connection with such acquisition.

AMENDMENT AND TERMINATION

     The Purchase Plan will terminate upon the earlier of (i) December 31, 2003 or (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights. However, the Board may from time to time alter, amend, suspend or discontinue the provisions of the Purchase Plan.

     The Board may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan, except in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price, or (iii) modify the requirements for eligibility to participate in the Purchase Plan.

PLAN BENEFITS

     The table below shows, as to the Company's current executive officers and the indicated groups, the number of shares purchased under the Purchase Plan for the period from the April 1, 1994 start date of the initial offering period to the most recent semi-annual purchase date on December 31, 1999.

                           PURCHASE PLAN TRANSACTIONS

                                                                 NUMBER OF
                            NAME                              PURCHASED SHARES
                            ----                              ----------------
S. Kumar Chandrasekaran, Ph.D. .............................       16,257
Lyle M. Bowman, Ph.D. ......................................            0
All current executive officers as a group (2 persons).......       16,257
All employees, including current officers, as a group (58
  persons)..................................................      114,980

NEW PLAN BENEFITS

     No purchase rights have been granted, and no shares have been issued, on the basis of the 85,000-share increase which is the subject of this Proposal Two.

FEDERAL TAX CONSEQUENCES

     The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right.

     Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the offering period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

     If the participant sells or disposes of the purchased shares more than two
(2) years after the start date of the offering period in which such shares were acquired and more than one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

     If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent (15%) of the fair market value of the shares on the start date of the offering period in which those shares were acquired will constitute ordinary income in the year of death.

  Accounting Treatment

     Under current accounting rules, the issuance of Common Stock under the Purchase Plan will not result in a direct charge to the Company's reported earnings. However, the Company must disclose, in footnotes and pro-forma statements to the Company's financial statements, the impact the purchase rights granted under the

Purchase Plan would have upon the Company's reported earnings were the fair value of those purchase rights treated as compensation expense.

  Stockholder Approval

     The affirmative vote of a majority of the Company's voting stock present or represented and entitled to vote at the Meeting is required for approval of the 85,000-share increase to the Purchase Plan. Should such stockholder approval not be obtained, then the 85,000-share increase will not be implemented, and any purchase rights granted on the basis of that increase will immediately terminate. No additional purchase rights will be granted on the basis of such share increase, and the Purchase Plan will terminate once the existing share reserve has been issued.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE PURCHASE PLAN.

      PROPOSAL THREE -- AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION

     The present capital structure of the Company authorizes 30,000,000 shares of Common Stock. The Board of Directors believes this capital structure is inadequate for the present and future needs of the Company. Therefore, the Board has unanimously approved the amendment of the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance by Article IV to 60,000,000 shares. The Board believes this capital structure more appropriately reflects the present and future needs of the Company and recommends such amendment to the Company's stockholders for adoption. On December 31, 1999, 20,298,923 shares of Common Stock were outstanding, 2,541,300 shares were reserved for issuance under the 1994 Plan (of which 2,176,819 shares were reserved for issuance upon exercise of outstanding options), 938,787 shares were reserved for issuance upon conversion of outstanding warrants to acquire Series A Stock and 317,308 shares were reserved for issuance upon exercise of outstanding warrants to acquire Common Stock.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

     The additional 30,000,000 shares of Common Stock would provide the Board of Directors with the express authority, without further action of the stockholders, to issue such Common Stock from time to time as the Board deems necessary. The Board believes it is necessary to have the ability to issue such additional Common Stock for general corporate purposes. Potential uses of additional authorized shares may include partnering transactions, joint ventures, third-party collaborative relationships, licensing transactions, acquisition transactions, equity or convertible debt financings, stock dividends, splits or distributions, issuance of Common Stock upon exercise of options pursuant to the Company's 1994 Plan and issuances of Common Stock pursuant to the Company's Purchase Plan without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange on which the Company's securities may then be listed.

     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares would dilute the earnings per share and book value per share of all outstanding shares of Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Common Stock carries no preemptive rights to purchase additional shares. The adoption of the amendment will not of itself cause any change in the capital accounts of the Company.

     The proposed amendment of the Company's Restated Certificate of Incorporation was approved by the directors of the Company on March 13, 2000.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company is required for approval of the amendment of the Company's Restated Certificate of Incorporation authorizing 30,000,000 additional shares of Common Stock for a total of 60,000,000 authorized shares.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION AUTHORIZING 30,000,000 ADDITIONAL SHARES OF COMMON STOCK FOR A TOTAL OF 60,000,000 AUTHORIZED SHARES.

            PROPOSAL FOUR -- RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed the firm of Ernst & Young LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 2000, and is asking the stockholders to ratify this appointment.

     In the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors believes that such a change would be in the best interests of the Company and its stockholders. The affirmative vote of the holders of a majority of the Company's voting shares represented and voting at the Annual Meeting is required to ratify the selection of Ernst & Young LLP.

     Ernst & Young LLP has audited the Company's financial statements annually since 1986. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board is responsible for establishing the cash and equity compensation of the Company's Chief Executive Officer, President and Chief Financial Officer, Dr. Chandrasekaran, and the Company's other executive officers. All decisions by the Compensation Committee with respect to cash compensation are reviewed by the full Board of Directors. However, the Compensation Committee has the sole and exclusive authority to administer the Company's 1994 Stock Option Plan (the "1994 Plan") and to make option grants to the Company's executive officers under the 1994 Plan. The Compensation Committee has furnished the following report with respect to the 1999 compensation of Dr. Chandrasekaran and the Company's other executive officers.

  Compensation Policy

     The Compensation Committee's principal goals in making its executive compensation recommendations are (i) to ensure that there exists an appropriate relationship between executive pay and both the operating performance of the Company and stockholder value, particularly, but not exclusively, as reflected in the price of the Company's Common Stock, and (ii) to attract, motivate and retain key executives in the face of competition within the biopharmaceutical industry for qualified personnel. To achieve these objectives, the Compensation Committee's executive compensation policies generally integrate annual base salaries and other guaranteed payments for Dr. Chandrasekaran and the Company's other executive officers with variable incentive bonuses and stock options primarily based upon corporate and individual performance. In addition to linking executive compensation directly to stockholder value, the Compensation Committee believes that stock options, through staged vesting provisions, perform an important role in motivating and retaining key executives. Performance is measured primarily by comparison with specific objectives.

  Base Salary

     The base salary levels for the executive officers were established for the 1999 fiscal year on the basis of the following factors: personal performance, the estimated salary levels in effect for similar positions at a select group of companies with which the Company competes for executive talent, and internal comparability considerations. The Compensation Committee, however, did not rely upon any specific compensation surveys for comparative compensation purposes. Instead, the Compensation Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. The Compensation Committee estimates that the base salary levels in effect for the Company's executive officers were at the median of the salary levels in effect for similar positions at those competitor companies. Base salaries will be reviewed on an annual basis, and adjustments will be made in accordance with the factors indicated above.

  Performance Measures

     Due to the current stage of the Company's development, the Compensation Committee believes that corporate performance is not appropriately measured in terms of traditional financial performance criteria such as profitability and earnings per share. Rather, the Compensation Committee believes that corporate performance is appropriately measured by analyzing the degree to which the Company has achieved certain goals established by the Compensation Committee and approved by the Board. Accordingly, annual incentive compensation is awarded on the basis of these non-traditional factors.

     The incentive compensation paid to the executive officers for the 1999 fiscal year was based primarily upon the Company's attainment of performance milestones tied to clinical and regulatory developments and the pursuit and formation of third-party collaborative relationships with respect to the Company's technology. The bonuses awarded to the executive officers on the basis of the Company's achievement of those milestones are reflected in the Summary Compensation Table which appears later in this Proxy Statement.

  Stock Option Grants

     Stock option grants under the 1994 Plan are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of Common Stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years). Each option generally becomes exercisable in installments over a period of years, contingent upon the executive officer's continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if the executive officer remains employed by the Company during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term.

     The number of shares subject to each option grant will be set at a level intended to create a meaningful opportunity for stock ownership based on the officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The Compensation Committee will also take into account the executive officer's existing holdings of Common Stock and the number of vested and unvested options held by that individual in order to maintain an appropriate level of equity incentive. However, the Compensation Committee does not intend to adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

  CEO Compensation

     In setting the total compensation payable to Dr. Chandrasekaran, the Company's Chief Executive Officer, for the 1999 fiscal year, the Compensation Committee sought to make such compensation competitive with that provided by other companies with which the Company competes for executive talent.

     The base salary paid to Dr. Chandrasekaran for the 1999 fiscal year was not based to any significant extent on Company performance. Instead, it is the Committee's intent to have this component of his compensation remain stable from year to year. For the 1999 fiscal year, the Committee estimates that Dr. Chandrasekaran's base salary was comparable to the level of base salaries paid to the chief executive officers of other companies with which the Company competes for executive talent. The incentive portion of Dr. Chandrasekaran's cash compensation for the 1999 fiscal year was based solely on the Company's attainment of performance milestones. Those milestones were tied to clinical and regulatory developments and the pursuit and formation of third-party collaborative relationships with respect to the Company's technology and were the same milestones used to measure the incentive compensation payable to the other executive officers for the 1999 fiscal year.

     The stock option granted to Dr. Chandrasekaran for the 1999 fiscal year reflected the Committee's continuing policy to maintain his option holdings at a level competitive with that of other chief executive officers in the industry and to subject a portion of his compensation each year to the market performance of the Company's common stock. Accordingly, the stock option grant will be of no value to Dr. Chandrasekaran unless he continues in the Company's employ and the market price of the Company's common stock appreciates over his period of continued employment.

  Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for the 1999 fiscal year did not exceed the $1 million limit per officer, but the option grants made under the 1994 Stock Option Plan will not qualify as performance-based compensation, because the Compensation Committee is not, by reason of the consulting arrangements in effect between the committee members and the Company, comprised of disinterested individuals for purposes of Internal Revenue Code Section 162(m). However, it is not expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal 2000, including any non-performance based compensation attributable to option exercises, will exceed the $1 million limit per named executive officer. Because it is very unlikely that the compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any action to limit or restructure the elements of compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

                                          John L. Mattana
                                          Anders P. Wiklund

PERFORMANCE GRAPH

     The following graph compares the monthly percentage change in (i) the cumulative total stockholder return on the Company's Common Stock from January 31, 1995 through December 31, 1999 with (ii) the cumulative total return on (a) The American Stock Exchange (U.S. Index), (b) the Nasdaq Biotech Index and (c) the Nasdaq (U.S. Index). The comparison assumes (i) an investment of $100 on January 31, 1995 in each of the foregoing indices and (ii) reinvestment of dividends, if any. In June, 1998, the Company listed its common stock on the American Stock Exchange and delisted from the Nasdaq national markets. Accordingly, the Company has added the American Stock Exchange (U.S. index) to its performance graph in order to enable a comparison to equity securities trading on the same exchange as the Company.

     THE STOCK PRICE PERFORMANCE SHOWN ON THE GRAPH BELOW REPRESENTS HISTORICAL PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

                                                INSV                   IXBT                  NASDAQ                  AMEX
                                                ----                   ----                  ------                  ----
01/31/95                                        100                    100                    100                    100
12/29/95                                         79                    179                    141                    125
12/31/96                                        133                    179                    173                    127
12/31/97                                         72                    179                    212                    159
12/31/98                                         28                    258                    298                    171
12/31/99                                         61                    521                    540                    218

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act, which might incorporate future filings made by the Company under those statutes, the preceding Compensation Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those Acts.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee, since the 1999 Annual Meeting, consisted of John L. Mattana and Anders P. Wiklund. No member of the Compensation Committee was at any time during the 1999 fiscal year, or at any other time, an officer or employee of the Company.

     During the 1999 fiscal year, no executive officer of the Company served as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

     On May 30, 1995, the Company amended the 1994 Plan to implement a special change in control feature designed to protect the economic benefit of the outstanding options in the event the Company were to be acquired. As a result of this special feature, should any optionee's service be involuntarily terminated within twelve (12) months following a Corporate Transaction in which his or her options are assumed by the successor corporation and do not otherwise accelerate at that time, then those options will accelerate and become fully exercisable for all of the option shares as fully-vested shares of Common Stock upon such involuntary termination. A "Corporate Transaction" under the 1994 Plan is defined as a merger or consolidation in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held those securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company's assets in complete liquidation of the Company. "Involuntary Termination" is defined under the 1994 Plan as the optionee's involuntary dismissal or discharge by the Company for reasons other than misconduct, or the optionee's voluntary resignation following (a) a change in his or her position with the Company which materially reduces his or her responsibilities or (b) a reduction in his or her level of compensation (including base salary, fringe benefits and any non-discretionary and objective-standard incentive payment or bonus award) by more than 15% or (c) a relocation of the optionee's place of employment by more than 50 miles, and such change, reduction or relocation is effected by the Company without the optionee's consent.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned by the Company's Chief Executive Officer, and each of the Company's other executive officers whose salary and bonus for fiscal year 1999 was in excess of $100,000, for services rendered in all capacities to the Company for the 1999, 1998 and 1997 fiscal years (the "Named Executive Officers"). No executive officer who would have otherwise been included in such table on the basis of salary and bonus earned for the 1999 fiscal year resigned or terminated employment during that fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                                                         COMPENSATION
                                                        ANNUAL COMPENSATION                 AWARDS
                                             -----------------------------------------    SECURITIES        ALL
                                                                        OTHER ANNUAL      UNDERLYING       OTHER
   NAME AND PRINCIPAL POSITION(1)     YEAR   SALARY($)   BONUS($)(2)   COMPENSATION($)   OPTIONS/(#)    COMPENSATION
   ------------------------------     ----   ---------   -----------   ---------------   ------------   ------------
S. Kumar Chandrasekaran, Ph.D.......  1999    320,012      68,098          2,478(3)          --             --
  Chairman of the Board,              1998    302,000      10,000          3,150(3)          --             --
  President and Chief Executive       1997    302,000          --          3,150(3)          --             --
  Officer
Lyle M. Bowman, Ph.D................  1999    169,000      10,000          1,227(3)                         --
  Vice President, Development         1998    164,000          --            967(3)          --             --
  and Operations                      1997    164,000          --            967(3)          --             --

---------------
(1) Principal Position determined as of December 31, 1999.

(2) The amounts shown under the Bonus column include cash bonuses earned for the indicated fiscal years.

(3) Represents amounts paid for excess life insurance coverage.

OPTION GRANTS

     The following table contains information concerning the grant of stock options under the Plan to the Named Executive Officers during the 1999 fiscal year. No stock appreciation rights were granted to the Named Executive Officers during the 1999 fiscal year, except for the limited stock appreciation rights described in footnote (2) below which form part of each option grant made to them.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                  INDIVIDUAL
                                    GRANTS                                               POTENTIAL REALIZABLE
                                 ------------                                              VALUE AT ASSUMED
                                  NUMBER OF      % OF TOTAL                              ANNUAL RATES OF STOCK
                                  SECURITIES      OPTIONS                               PRICE APPRECIATION FOR
                                  UNDERLYING     GRANTED TO    EXERCISE                     OPTION TERM(1)
                                 OPTIONS/SARS   EMPLOYEES IN     PRICE     EXPIRATION   -----------------------
             NAME                 GRANTED(#)    FISCAL YEAR    ($/SHARE)      DATE          5%          10%
             ----                ------------   ------------   ---------   ----------   ----------   ----------
S. Kumar Chandrasekaran,
  Ph.D.........................   250,000(2)         52%         $1.13      2/22/09      $176,877     $448,240
Lyle M. Bowman, Ph.D...........    25,000(2)          5%         $1.13      2/22/09      $ 17,688     $ 44,824

---------------
(1) Potential realizable value is based on assumption that the market price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the 10-year option term. There can be no assurance that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level.

(2) The option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company. The option will become exercisable for 50% of the option shares upon the optionee's completion of one year of service measured from the February 23, 1999 grant date and for the balance in equal daily installments over the next year of service. However, the option will become immediately exercisable for all the option shares upon an acquisition of the Company by merger or asset sale, unless the option is assumed by the successor entity. The option, to the extent so assumed, will subsequently vest in full should the optionee's employment be terminated (whether involuntarily or through a resignation following a material change in the optionee's duties and responsibilities, level of compensation or principal place of employment) within twelve (12) months following the acquisition in which that option does not otherwise vest on an accelerated basis. The option includes a limited stock appreciation right which will result in the cancellation of that option, to the extent exercisable for vested shares, upon the successful completion of a hostile tender offer for securities possessing more than 50% of the combined voting power of the Company's outstanding voting securities. In return for the cancelled option, the optionee will receive a cash distribution per cancelled option share equal to the excess of (i) the highest price paid per share of the Company's Common Stock in such hostile tender offer over (ii) the exercise price payable per share under the cancelled option. The exercise price may be paid in cash or in shares of Common Stock (valued at fair market value on the exercise date) or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state withholding taxes to which the optionee becomes subject in connection with such exercise.

OPTION EXERCISES AND HOLDINGS

     The following table sets forth information concerning the exercise of options during the 1999 fiscal year by the Company's Chief Executive Officer and each of the Company's Named Executive Officers and the unexercised options held by such individuals at the end of such fiscal year. No stock appreciation rights were exercised by such individuals during the 1999 fiscal year, and no outstanding stock appreciation rights were held by them at the end of such fiscal year, except for the special limited stock appreciation rights described in footnote (2) to the Option/SAR Grant table above.

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                            NUMBER OF               VALUE OF UNEXERCISED
                                                                      SECURITIES UNDERLYING             IN-THE-MONEY
                                                                     UNEXERCISED OPTIONS AT              OPTIONS AT
                                      NUMBER OF       AGGREGATE         DECEMBER 31, 1999           DECEMBER 31, 1999(1)
                                   SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
NAME                                 ON EXERCISE     REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                               ---------------   -----------   -----------   -------------   -----------   -------------
S. Kumar Chandrasekaran, Ph.D....        --              --          528,453        493,213       $637,832       $406,250
Lyle M. Bowman...................        --              --          109,854         66,311       $163,755       $ 40,625

---------------
(1) Calculated on the basis of the closing sale price per share of the Common Stock on the American Stock Exchange of $2.75 on December 31, 1999.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file with the United States Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 1999, its officers, directors and holders of more than 10% of the Common Stock complied with all Section 16(a) filing requirements.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock, as of March 20, 2000, by (i) each person who is known by the Company to beneficially own more than five percent of the Company's Common Stock, (ii) the Chief Executive Officer and each of the other executive officers of the Company named in the Summary Compensation Table,
(iii) each director and nominee for director at the Annual Meeting, and (iv) all current executive officers and directors as a group. Except as otherwise indicated, the Company believes that each of the beneficial owners of the Common Stock listed below has sole investment power with respect to such shares, subject to community property laws, where applicable.

                                                             BENEFICIALLY OWNED(1)(11)
                                                        ------------------------------------
               NAME OF BENEFICIAL OWNER                 NUMBER OF SHARES    PERCENT OF CLASS
               ------------------------                 ----------------    ----------------
Pharmacia & Upjohn AB.................................     2,665,614             12.64
  Lindhagensgata 133
  112 87 Stockholm, Sweden
New York Life Insurance Company(2)....................     1,132,813              5.32
  51 Madison Avenue
  New York, NY 10010-1603
S. Kumar Chandrasekaran, Ph.D.(3).....................       802,889              3.68%
Lyle M. Bowman, Ph.D.(4)..............................       143,052                 *
Mitchell H. Friedlaender, M.D.(5).....................        45,000                 *
John E. Lucas(6)......................................        83,000
John L. Mattana(7)....................................        50,000                 *
Jon S. Saxe(8)........................................        20,812                 *
Anders P. Wiklund(9)..................................        45,000                 *
All current executive officers and directors as a
  group
  (7 persons)(10).....................................     1,189,753              5.39

---------------
  *  Less than one percent of the outstanding Common Stock.

 (1) Percentage of beneficial ownership is calculated assuming 21,083,877 shares of Common Stock were outstanding on March 20, 2000. This percentage also includes Common Stock of which such individual or entity has the right to acquire beneficial ownership as of March 20, 2000 or within 60 days after March 20, 2000, including but not limited to upon the exercise of options; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Such calculation is required by General Rule 13d-3(1)(i) under the Exchange Act.

 (2) Pursuant to a Schedule 13G dated February 12, 1997, filed with the Securities and Exchange Commission, New York Life Insurance Company reported that as of December 31, 1996 it had sole voting power and sole dispositive power of all 1,132,813 shares. No filing has been made subsequent to that date, so the Company assumes that the holdings of New York Life Insurance Company remain the same as stated in the February 12, 1997 Schedule 13G.

 (3) Includes 749,866 shares issuable upon the exercise of stock options exercisable on March 20, 2000 or within 60 days thereafter.

 (4) Includes 118,719 shares issuable upon the exercise of stock options exercisable on March 20, 2000 or within 60 days thereafter.

 (5) Includes 35,000 shares issuable upon the exercise of stock options exercisable on March 20, 2000 or within 60 days thereafter.

 (6) Comprised of 25,000 shares issuable upon the exercise of stock options exercisable on March 20, 2000 or within 60 days thereafter.

 (7) Includes 30,000 shares issuable upon the exercise of stock options exercisable on March 20, 2000 or within 60 days thereafter.

 (8) Includes 14,812 shares issuable upon the exercise of stock options exercisable on March 20, 2000 or within 60 days thereafter.

 (9) Comprised of 35,000 shares issuable upon the exercise of stock options exercisable on March 20, 2000 or within 60 days thereafter.

(10) Includes 1,008,397 shares issuable upon the exercise of stock options exercisable on March 20, 2000 or within 60 days thereafter.

(11) Information presented regarding beneficial ownership of the Company's Common Stock is as of March 20, 2000, the most recent practicable date for which data is reasonably available to the Company.

                          ANNUAL REPORT AND FORM 10-K

     A copy of the Annual Report of the Company for the fiscal year ended December 31, 1999 (the "Annual Report") and the Annual Report on Form 10-K for the fiscal year ended December 31, 1999 (the "Form 10-K"), as filed with the Securities and Exchange Commission, have been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. Neither the Annual Report nor the Form 10-K is incorporated into this Proxy Statement and neither is considered proxy soliciting material.

                                 OTHER MATTERS

     Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's annual meeting of stockholders in calendar year 2001 must be received by the Company no later than January 1, 2001 in order that they may be included in the proxy statement and form of proxy relating to that meeting.

     In addition, the proxy solicited by the Board of Directors for the annual meeting of stockholders in calendar year 2001 will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than December 29, 2000.

     The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

                                          THE BOARD OF DIRECTORS

Dated: May 1, 2000

                                                                      APPENDIX A


                           INSITE VISION INCORPORATED
                        1994 EMPLOYEE STOCK PURCHASE PLAN
                (AS AMENDED AND RESTATED THROUGH APRIL 17, 2000)



        I.     PURPOSE

               The InSite Vision Incorporated 1994 Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of the Company and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Code.

        II.    DEFINITIONS

               For purposes of administration of the Plan, the following terms shall have the meanings indicated:

               BOARD means the Board of Directors of the Company.

               CODE means the Internal Revenue Code of 1986, as amended.

               COMPANY means InSite Vision Incorporated, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of InSite Vision Incorporated which shall by appropriate action adopt the Plan.

               COMPENSATION means the regular basic earnings paid to an Eligible Employee by one or more Participating Companies during such individual's period of participation in the Plan, plus (i) any salary deferral contributions made by such individual to the Company's 401(k) Plan during such period, (ii) any other pre-tax contributions which such individual makes during the period to any of the Company's Code Section 125 cafeteria benefit programs and (iii) all overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. There shall be excluded from such Compensation: all contributions (other than Code Section 125 or Section 401(k) contributions) made by the Company or its Corporate Affiliates for such individual's benefit under any employee benefit or welfare plan now or hereafter established, moving or relocation allowances, car allowances, imputed income (including income attributable to cars or life insurance), taxable fringe benefits, and similar items.

               CORPORATE AFFILIATE means any company which is either the parent corporation or a subsidiary corporation of the Company (as determined in accordance with Section 424 of the Code), including any parent or subsidiary corporation which becomes such after the Effective Date.

               EFFECTIVE DATE means April 1, 1994, the start date of the first scheduled purchase period under the Plan. Any Corporate Affiliate which becomes a Participating Company in the Plan after such Effective Date shall designate a subsequent Effective Date with respect to its employee-Participants.

               ELIGIBLE EMPLOYEE means any person who is regularly engaged, for a period of more than twenty (20) hours per week and more than five (5) months per calendar year, in the rendition of personal services to the Company or any other Participating Company for earnings considered wages under Section 3121(a) of the Code.

               PARTICIPANT means any Eligible Employee of a Participating Company who is actively participating in the Plan.

               PARTICIPATING COMPANY means the Company and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Companies in the Plan, as of the Effective Date, are listed in attached Schedule A.

               PLAN ADMINISTRATOR shall have the meaning given such term in
Article III.

               STOCK means shares of the common stock of the Company.

        III.   ADMINISTRATION

               The Plan Administrator shall have sole and exclusive authority to administer the Plan and shall consist of a committee (the "Plan Administrator") of two (2) or more non-employee Board members appointed from time to time by the Board. The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.

        IV.    PURCHASE PERIODS

               A. Stock shall be offered for purchase under the Plan through a series of successive or overlapping purchase periods until such time as (i) the maximum number of shares of Stock available for issuance under the Plan shall have been issued pursuant to purchase rights granted under the Plan or
(ii) the Plan shall have been sooner terminated in accordance with subsection I of Article VII.

               B. The Plan shall be implemented in a series of successive or overlapping purchase periods, each to be of such duration (not to exceed twenty-four (24) months per purchase period) as determined by the Plan Administrator prior to the commencement date of the purchase period. Purchase periods will commence, at the Plan Administrator's discretion, on the first business day of January and July each year. Accordingly, up to two (2) separate purchase periods may commence in each subsequent calendar year during which the Plan remains in existence.

               C. The Participant shall be granted a separate purchase right for each purchase period in which he/she participates. The purchase right shall be granted on the first day of the purchase period and shall be automatically exercised in successive semiannual installments on the last business day of June and December on which such purchase right remains outstanding.

               D. An Eligible Employee may participate in only one purchase period at a time. Accordingly, except as provided in subsection E below, an Eligible Employee who wishes to join a new purchase period must withdraw from the current purchase period in which he/she is participating and must also enroll in the new purchase period prior to the commencement date for that period.

               E. If the fair market value per share of Stock on any purchase date is lower than the fair market value per share of Stock on the start date of that purchase period, then all Participants in such purchase period shall be automatically withdrawn from such purchase period immediately after the exercise of their purchase right on such purchase date and automatically re-enrolled in the immediately following purchase period as of the first day thereof.

               F. No purchase rights granted under the Plan shall be exercised, and no shares of Stock shall be issued hereunder, until such time as
(i) the Plan shall have been approved by the Company's stockholders and (ii) the Company shall have complied with all applicable requirements of the Securities Act of 1933 (as amended), all applicable listing requirements of any securities exchange on which the Stock is listed and all other applicable requirements established by law or regulation.

               G. The acquisition of Stock through participation in the Plan for any purchase period shall neither limit nor require the acquisition of Stock by the Participant in any subsequent purchase period.

        V.     ELIGIBILITY AND PARTICIPATION

               A. Each Eligible Employee of a Participating Company may begin participation in the Plan on the start date of any purchase period beginning on or after his/her completion of six (6) months of continuous service with the Company or any Corporate Affiliate.

               B. In order to participate in the Plan, an Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) during the specified enrollment period for the purchase period.

               C. The payroll deduction authorized by a Participant for purposes of acquiring Stock under the Plan may be any one percent (1%) multiple (not to exceed ten percent (10%)) of the Compensation paid to him/her during the purchase period. The deduction rate so authorized shall continue in effect for the entire purchase period and for each successive purchase period, except to the extent such rate is changed in accordance with the following guidelines:

                      - The Participant may, at any time during the purchase period, reduce his/her rate of payroll deduction. Such reduction shall become effective as soon as possible after filing of the requisite reduction form with the Plan Administrator (or its designate), but the Participant may not effect more than two (2) such reductions per purchase period.

                      - The Participant may increase or decrease the rate of his/her payroll deduction by filing, at least ten (10) business days prior to the commencement of any new purchase period in which he/she enrolls, the appropriate form with the Plan Administrator (or its designate). The new rate (which may not exceed the ten percent (10%) maximum) shall then become effective as of the start date of the new purchase period.

               Payroll deductions will automatically cease upon the termination of the Participant's purchase right in accordance with the applicable provisions of Article VII below.

        VI.    STOCK SUBJECT TO PLAN

               A. The Stock purchasable by Participants under the Plan shall, solely in the Board's discretion, be made available from either authorized but unissued Stock or from reacquired Stock, including shares of Stock purchased on the open market. The total number of shares which may be issued under the Plan shall not exceed 218,333 shares (subject to adjustment under subsection B below). Such share reserve includes the 85,000-share increase authorized by the Board on ___________, 2000, subject to stockholder approval at the 2000 Annual Meeting.

               B. In the event any change is made to the Stock purchasable under the Plan by reason of any stock dividend, stock split, combination of shares, recapitalization or other change affecting the Company's outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of securities issuable over the term of the Plan, (ii) the class and maximum number of securities purchasable per Participant on any one purchase date, and (iii) the class and number of securities and the price per share of the Stock in effect under each purchase right at the time outstanding under the Plan in order to prevent the dilution or enlargement of benefits thereunder.

        VII.   PURCHASE RIGHTS

               Each Eligible Employee who participates in the Plan for a particular purchase period shall have the right to purchase Stock upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

               A. PURCHASE PRICE. The purchase price per share shall be the lesser of (i) eighty-five percent (85%) of the fair market value per share of Stock on the start date of the purchase period or (ii) eighty-five percent (85%) of the fair market value per share of Stock on the date the purchase right is exercised. For purposes of determining such fair market value (and for all other valuation purposes under the Plan), the fair market value per share of Stock on any date shall be the closing selling price of such share on such date, as officially quoted on the principal exchange on which the Stock is at the time traded or, if not traded on any exchange, the closing selling price per share of the Stock on such date, as reported on the Nasdaq National Market and published in The Wall Street Journal. If there are no sales of Stock on such day, then the closing selling price for the Stock on the next preceding day for which such closing selling price is quoted shall be determinative of fair market value.

               B. NUMBER OF PURCHASABLE SHARES. The number of shares purchasable by a Participant upon the exercise of an outstanding purchase right shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the semiannual period beginning with the start of the purchase period or the most recent purchase date in the same purchase period (whichever is applicable), together with any amount carried over from the preceding purchase date in the same purchase period pursuant to the provisions of subsection E of Article VII, by the purchase price in effect for that purchase date. However, the maximum number of shares purchasable by any Participant on any purchase date shall not exceed 6,666 shares (subject to adjustment under subsection B of Article VI).

               Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)), or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Corporate Affiliate.

               C. PAYMENT. Payment for Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin with the first pay day on or after the start date of the purchase period and shall terminate on the last pay day within that purchase period. The amounts so collected shall be credited to the Participant's individual account upon the Company's books, but no interest shall be paid on the outstanding balance credited to such book account. The amounts collected from a Participant will not be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for general corporate purposes.

               D. TERMINATION OF PURCHASE RIGHTS. The following provisions shall govern the termination of outstanding purchase rights:

                      (i) A Participant may, at any time prior to the last ten (10) business days preceding a purchase date, terminate his/her outstanding purchase right by filing the prescribed notification form with the Plan Administrator (or its designate). No further payroll deductions shall be collected from the Participant with respect to the terminated purchase right, and any payroll deductions previously collected from the Participant and not previously applied to the purchase of Stock during that purchase period shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the purchase date. The Participant shall have until ten
        (10) business days preceding the purchase date to make such election. If no such election is made, then such funds shall be refunded as soon as possible after the purchase date.

                      (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the purchase period for which the terminated purchase right was granted. In order to resume participation in any subsequent purchase period, such individual must re-enroll in the Plan (by making a timely filing of a new purchase agreement and payroll deduction authorization) on or before the start date of the new purchase period.

                      (iii) If the Participant ceases to remain an Eligible Employee for any reason (including death, disability or change in status) while his/her purchase right remains outstanding, then such individual (or the personal representative of the estate of a deceased Participant) shall have the following election, exercisable at any time prior to the last ten (10) days preceding the purchase date for the semiannual period in which such cessation of Eligible Employee status occurs:

                      - to withdraw all of the funds in the Participant's payroll account at the time of his/her cessation of Eligible Employee status or

                      - to have such funds held for the purchase of shares on the purchase date.

                      If no such election is made, then such funds shall be refunded as soon as possible after the purchase date. In no event, however, may any payroll deductions be made on the Participant's behalf following his/her cessation of Eligible Employee status.

               E. STOCK PURCHASE. Outstanding purchase rights shall be automatically exercised in a series of successive installments as provided in subsection C of Article IV. The exercise shall be effected by applying the amount credited to the Participant's account on the last date of the alternate calendar quarter to the purchase of whole shares of Stock (subject to the limitations on the maximum number of purchasable shares set forth in subsection B of Article VII) at the purchase price in effect for such purchase date. Any amount remaining in the

Participant's account after such exercise shall be held for the purchase of Stock on the next semiannual purchase date within the purchase period; provided, however, that any amount not applied to the purchase of Stock at the end of a purchase period shall be refunded promptly after the close of the purchase period and any amount not applied to the purchase of stock by reason of the limitation of subsection B of Article VII on the maximum number of purchasable shares shall be refunded promptly after the semiannual purchase date.

               F. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and any amounts credited to the accounts of Participants shall, to the extent not applied to the purchase of Stock, be refunded to the Participants.

               G. RIGHTS AS STOCKHOLDER. A Participant shall have no stockholder rights with respect to the shares of Stock covered by his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance with subsection E of Article VII. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

               A Participant shall be issued, as soon as practicable after the date of each purchase, a stock certificate for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his/her spouse as community property or as joint tenants with right of survivorship. Alternatively, the stock certificate may be delivered to a designated stock brokerage account maintained for the Participant and held in "street name" in order to facilitate the subsequent sale of the purchased shares.

               H. ASSIGNABILITY. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

               I. CHANGE IN OWNERSHIP. Should any of the following transactions (a "Corporate Transaction") occur during the purchase period:

                      (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held those securities immediately prior to such transaction, or

                      (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the consummation of such Corporate Transaction by applying the payroll deductions previously collected from each Participant and not previously applied to the purchase of Stock during the purchase period in which such Corporate Transaction occurs to the purchase of whole shares of Stock at eighty-five percent (85%) of the lower of (i) the fair market value per share of Stock on the start date of the purchase period in which the Participant is enrolled at the time of the Corporate Transaction or (ii) the fair market value per share of Stock immediately prior to the consummation of such Corporate Transaction. However, the applicable share limitations of Articles VII and VIII shall continue to apply to any such purchase.

        VIII.  ACCRUAL LIMITATIONS

               A. No Participant shall be entitled to accrue rights to acquire Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Stock accrued under other purchase rights granted to the Participant under this Plan and (ii) similar rights accrued by the Participant under other employee stock purchase plans (within the meaning of Code Section 423) of the Company or its Corporate Affiliates, would otherwise permit such Participant to purchase more than $25,000 in value of stock of the Company or any Corporate Affiliate (determined on the basis of the fair market value of such stock on the date or dates such rights are granted to the Participant) for each calendar year such rights are at any time outstanding.

               B. For purposes of applying the accrual limitations of subsection A of this Article VIII, the right to acquire Stock pursuant to each purchase right granted under the Plan shall accrue as follows:

                      (i) The right to acquire Stock under each such purchase right shall accrue in a series of successive semiannual installments as and when the purchase right first becomes exercisable for each installment as provided in subsection C of Article IV.

                      (ii) No right to acquire Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire $25,000 in value of Stock (determined on the basis of the fair market value on the date or dates of grant) pursuant to one or more other purchase rights granted to the Participant during such calendar year.

                      (iii) If by reason of the limitations of subsection A of this Article VIII, the Participant's outstanding purchase right does not accrue for a particular purchase date of any purchase period, then the payroll deductions which the Participant made during that semiannual period with respect to such purchase right shall be promptly refunded.

               C. In the event there is any conflict between the provisions of this Article VIII and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article VIII shall be controlling.

        IX.    AMENDMENT AND TERMINATION

               The Board may from time to time alter, amend, suspend or discontinue the Plan; provided, however, that no such action shall adversely affect purchase rights at the time outstanding under the Plan. In addition, no such action of the Board may, without the approval of the Company's stockholders, (i) increase the number of shares issuable under the Plan, except to the extent authorized pursuant to subsection B of Article VI in connection with certain changes in the Company's capital structure, (ii) alter the purchase price formula so as to reduce the purchase price specified in the Plan or (iii) modify the requirements for eligibility to participate in the Plan.

        X.     GENERAL PROVISIONS

               A. The Plan was initially adopted by the Board on July 28, 1993 and approved by the stockholders in August 1993. The Board amended and restated the Plan as of January 1, 1994, prior to its implementation, to provide the Plan Administrator with the discretionary power to have overlapping purchase periods of any duration up to twenty-four (24) months. Such restatement was approved by the stockholders on May 31, 1994. The Board amended the Plan on March 1, 1995 to increase the number of issuable shares by an additional 100,000 shares, and such share increase was approved by the stockholders at the 1995 Annual Meeting held on May 30, 1995. On __________, 2000, the Board authorized an 85,000-share increase to the number of shares issuable under the Plan, and such share increase is subject to stockholder approval at the 2000 Annual Meeting to be held on June 12, 2000. Should such stockholder approval not be obtained, then the 85,000-share increase shall not be implemented, and no purchase rights shall be granted, and no stock issuances shall be made, on the basis of that share increase.

               B. The Plan shall terminate upon the earlier of (i) December 31, 2003 or (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan.

               C. All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

               D. Neither the action of the Company in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Company or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

               E. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict of laws rules.

                                   SCHEDULE A

                           COMPANIES PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN



                           InSite Vision Incorporated

                        PROXY INSITE VISION INCORPORATED
                              965 ATLANTIC AVENUE,
                            ALAMEDA, CALIFORNIA 94501

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the Proxy Statement and appoints S. Kumar Chandrasekaran, Ph.D. the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of InSite Vision Incorporated (the "Company") held of record by the undersigned on April 17, 2000, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held June 12, 2000, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth below.

1. To elect the following directors to serve until the 2001 annual meeting of stockholders or until their respective successors are elected and qualified:

                                               FOR    WITHHOLD AUTHORITY TO VOTE
        S. Kumar Chandrasekaran, Ph.D.         [ ]    [ ]
                                               FOR    WITHHOLD AUTHORITY TO VOTE
        Mitchell H. Friedlaender, M.D.         [ ]    [ ]
                                               FOR    WITHHOLD AUTHORITY TO VOTE
        John L. Mattana                        [ ]    [ ]
                                               FOR    WITHHOLD AUTHORITY TO VOTE
        Jon S. Saxe                            [ ]    [ ]
                                               FOR    WITHHOLD AUTHORITY TO VOTE
        Anders P. Wiklund                      [ ]    [ ]


2. To approve an amendment to the Company's 1994 Employee Stock Purchase Plan to increase the total number of shares of the Company's Common Stock authorized for issuance under the 1994 Employee Stock Purchase Plan by an additional 85,000 shares.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

3. To approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of the Company's Common Stock authorized for issuance by an additional 30,000,000 shares, resulting in an aggregate of 60,000,000 shares of the Company's Common Stock authorized for issuance.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

4. To ratify the Board of Directors' selection of Ernst & Young LLP to serve as the Company's independent accountants for the fiscal year ending December 31, 2000.

                         [ ] FOR [ ] AGAINST [ ] ABSTAIN

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                     (PLEASE DATE AND SIGN ON REVERSE SIDE)

    This Proxy, when properly executed, will be voted in the manner directed herein. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS LISTED AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS MADE.

    Please sign exactly as your name(s) is (are) shown on the stock certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title, as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Dated: _____________________, 2000

                                               ---------------------------------
                                               Signature


                                               ---------------------------------
                                               Signature if held jointly


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.